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                                                                  Exhibit 10
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                                                              EXECUTION COPY

                              AMENDMENT NO. 1

         AMENDMENT NO. 1 (this "Amendment No. 1") dated as of September 26,
                                ---------------
2002 between:

         SOLUTIA INC., a Delaware corporation (the "Company"); and
                                                    -------

         CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the
    "Administrative Agent").
     --------------------

         The Company, certain lenders (the "Lenders"), Bank of America,
                                            -------
N.A., as syndication agent (the "Syndication Agent"), and the Administrative
                                 -----------------
Agent are parties to a Second Amended and Restated Credit Agreement dated as of July 25, 2002 (the "Credit Agreement"). The parties hereto desire to
                       ----------------
amend the Credit Agreement to effectuate better the intent of the parties in respect of the calculation of the Debt to Adjusted EBITDA Ratio set forth therein and to amend the Credit Agreement in certain other respects and, in that connection, the Administrative Agent has been granted authority by the Majority Lenders (as defined in the Credit Agreement) to execute and deliver this Amendment No. 1. Accordingly, the Company, and the Administrative Agent on behalf of the Majority Lenders, hereto hereby agree as follows:

         Section 1. Definitions. Except as otherwise defined in this
                    -----------
Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

         Section 2. Amendment. Subject to the conditions specified in
                    ---------
Section 3 hereof, but effective as of the date hereof:

         2.01. Debt to Adjusted EBITDA Ratio Definition. The definition of
               ----------------------------------------
"Debt to Adjusted EBITDA Ratio" in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

         "Debt to Adjusted EBITDA Ratio" means, at any date, the ratio of:
          -----------------------------

              (a) (i) Debt of the Company and its Consolidated Subsidiaries on a Consolidated basis as of such date minus (ii) the sum of (x) the amount of cash cover on such date for Letters of Credit and Designated Letters of Credit pursuant to Section 2.10(h) or 2.10(i) and (y) for any period on or before October 15, 2002, the lesser of the outstanding principal amount of the 2002 Notes and the amount held in escrow with the trustee for the 2002 Notes for application to the payment at maturity of the 2002 Notes as contemplated by
         Section 4.01(k) to

              (b) Adjusted EBITDA for the Rolling Period ending on or most recently ended prior to such date.

                              Amendment No. 1
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                                   - 2 -

         2.02. Foreign Intellectual Property. Section 6.01(p) of the Credit
               -----------------------------
Agreement is hereby amended to read in its entirety as follows:

         "(p) Foreign Intellectual Property Security Documents. The Company
              ------------------------------------------------
    will take, and cause CPFilms Inc. to take, such action to deliver the documents, agreements and other instruments contemplated in the definition of the term "Intellectual Property Security Documents" in
    Section 1.01, covering the intellectual property listed on Schedule 6 hereto filed or registered in Europe, not later than November 15, 2002 (or such later date as shall be agreed to by the Administrative Agent, but in any event no later than December 31, 2002), each of which shall have been executed (and, where appropriate, acknowledged) by Persons satisfactory to the Administrative Agent and, to the extent requested by the Administrative Agent, accompanied by one or more opinions of local counsel covering such matters as the Administrative Agent may reasonably request (and the Company hereby instructs such counsel to deliver such opinions to the Lenders and the Administrative Agent)."

         Section 3. Representations and Warranties. The Company hereby
                    ------------------------------
represents and warrants to the Administrative Agent and the Lenders that:

         (a) the representations and warranties contained in the Credit Agreement (giving effect to all amendments thereto contemplated hereunder) are correct on and as of the date hereof, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

         (b) after giving effect to this Amendment No. 1, no event has occurred and is continuing that constitutes a Default or an Event of Default.

         Section 4. Conditions Precedent. As provided in Section 2, the
                    --------------------
amendments to the Credit Agreement set forth in Section 2 are subject to, and will become effective upon, the satisfaction on or before September 26, 2002 of the following conditions precedent (including, with respect to each document required below to be delivered, that the Administrative Agent shall have received each such document, which shall be satisfactory in form and substance to the Administrative Agent):

         (a) Execution. This Amendment No. 1 shall have been duly executed
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    and delivered by the Company and the Administrative Agent as provided on the signature pages hereof.

         (b) Certain Consents and Authorizations. The requisite lenders
             -----------------------------------
    under the Astaris Credit Agreement, to the extent necessary under the Astaris Guaranty Agreement, shall have executed and delivered a consent to the transactions contemplated hereby pursuant to an instrument in form and substance satisfactory to the Administrative Agent. In addition, a majority in interest of the purchasers under the Co-gen Participation Agreement, to the extent necessary under the Co-gen Guaranty Agreement and the Co-gen Lease, shall have consented to the transactions contemplated hereby pursuant to an instrument in form and substance satisfactory to the Administrative Agent.

                              Amendment No. 1
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                                   - 3 -

         (c) Fees and Expenses. The Administrative Agent shall have
             -----------------
    received, for the account of each Lender that has authorized the Administrative Agent to execute and deliver this Agreement on its behalf not later than 5 p.m. New York City time on September 26, 2002, an amendment fee in an amount equal to 0.15% of the sum of such Lender's Revolving Credit Commitments and Term Advances.

         (d) Other Documents. The Administrative Agent shall have received
             ---------------
    such other documents as the Administrative Agent or Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to the Administrative Agent, may reasonably request.

         Section 5. Miscellaneous. Except as herein provided, the Credit
                    -------------
Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

                              Amendment No. 1
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                                   - 4 -

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      SOLUTIA INC.



                                      By: /s/ Kevin Wilson
                                         -------------------------------------
                                         Name:  C. K. Wilson
                                         Title: Vice President and Treasurer



                                      CITIBANK, N.A., as Administrative Agent
                                         and on behalf of the Majority Lenders




                                      By: /s/ James N. Simpson
                                         -------------------------------------
                                         Name:  James N. Simpson
                                         Title: Vice President
                                                Citibank, N.A.


                              Amendment No. 1
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